UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _________________________________________
FORM 8-K
  _________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 9, 2024
  _________________________________________
AVIDITY BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)
 _________________________________________

Delaware	001-39321	46-1336960
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
10578 Science Center Drive, Suite 125
San Diego, California 92121 92121
(Address of principal executive offices) (Zip Code)
(858) 401-7900
(Registrant’s telephone number, include area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
 _________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RNA	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.
On August 9, 2024, Avidity Biosciences, Inc. ("Avidity" or the "Company") will host an investor and analyst event (the "Event") to discuss the initial data from the EXPLORE44™ trial of delpacibart zotadirsen (formerly AOC 1044) in people living with Duchenne muscular dystrophy ("DMD") mutations amenable to exon 44 skipping (“DMD44"). The Event will begin at 8:00 a.m. Eastern Time and will be available via a live video webcast accessible under the “Events and Presentations” page in the “Investors” section of Avidity’s corporate website, at https://www.aviditybiosciences.com. During the Event, the Company will present the corporate slide presentation attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

The information contained in this Item 7.01, including in Exhibit 99.1 hereto and on Avidity’s corporate website, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.
On August 9, 2024, the Company announced initial AOC 1044 data from the Phase 1/2 EXPLORE44™ trial which demonstrated consistent delivery of phosphorodiamidate morpholino oligomers ("PMO") to skeletal muscle, an increase in exon 44 skipping, an increase of dystrophin production, a reduction in creatine kinase levels and favorable safety and tolerability results in people living with DMD44. Avidity also announced delpacibart zotadirsen as the approved international nonproprietary name of AOC 1044, abbreviated as del-zota.

The initial assessment from the randomized, double-blind, placebo-controlled Phase 1/2 EXPLORE44 trial of del-zota assessed the safety and tolerability for 25 participants across two dose levels (5 mg/kg and 10 mg/kg). In the 5 mg/kg cohort, participants received a dose of 5 mg/kg of del-zota every six weeks, or placebo.

In the Phase 1/2 EXPLORE44 study, del-zota demonstrated:

•Consistent delivery of PMO of 200nM in skeletal muscle after three doses of del-zota at 5 mg/kg;
•A 37% increase in exon 44 skipping at four months;
•An increase of 25% of normal in dystrophin production at four months;
•A reduction in creatine kinase levels to near normal, with greater than 80% reduction compared to baseline at four months; and
•Favorable safety and tolerability results.
Del-zota demonstrated favorable safety and tolerability results, with most adverse events mild or moderate in participants with DMD44. Two participants discontinued from the study due to treatment emergent adverse events: one due to a serious adverse event of anaphylaxis which fully resolved, and one due to moderate infusion related reaction. Enrollment in the EXPLORE44 trial is complete. The Company plans to enroll additional patients in the EXPLORE44 Open-Label Extension study.

Del-zota is the first product candidate in development by Avidity from its DMD franchise. The Company will engage regulators with the goal of advancing development of del-zota as quickly as possible. The Company also intends to pursue advancement of additional exon-skipping DMD product candidates.

Forward-Looking Statements

Avidity cautions readers that statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are forward-looking statements. These statements are based on the company's current beliefs and expectations. Such forward-looking statements include, but are not limited to, statements regarding: the characterization of safety, tolerability and functional data associated with del-zota from the Phase 1/2 EXPLORE44™ trial; the standards against which the del-zota data are being measured; the impact of such data on the advancement of del-zota; the plans and timing and advancement of the EXPLORE44 trial; the design and goals of the EXPLORE44 trial and individual cohorts therein; and the possibility of advancing development of del-zota as quickly as possible and of advancing additional DMD product candidates. This Current Report on Form 8-K also contains estimates and other statistical data made by independent parties and by us. This data involves a number of assumptions and limitations, and the reader is cautioned not to give undue weight to such estimates.

The inclusion of forward-looking statements should not be regarded as a representation by Avidity that any of these plans will be achieved. Actual results may differ from those set forth in this Current Report on Form 8-K due to the risks and uncertainties inherent in Avidity's business and those beyond its control, including, without limitation: preliminary results of a clinical trial are not necessarily indicative of final results and additional data related to del-zota that continues to become available may be inconsistent with the data produced as of the date hereof, and further analysis of existing data and analysis of new data may lead to conclusions different from those established as of the date cutoff; unexpected adverse side effects to, or inadequate efficacy of, Avidity's product candidates that may delay or limit their development, regulatory approval and/or commercialization, or may result in additional clinical holds which may not be timely lifted, recalls or product liability claims; Avidity is early in its development efforts; Avidity's approach to the discovery and development of product candidates based on its AOC platform is unproven, and the company does not know whether it will be able to develop any products of commercial value; potential delays in the commencement, enrollment, data readouts and completion of preclinical studies or clinical trials; Avidity's dependence on third parties in connection with preclinical and clinical testing and product manufacturing; regulatory developments in the United States and foreign countries; and other risks described in Avidity's Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the Securities and Exchange Commission (SEC) on February 28, 2024, and in subsequent filings with the SEC. Avidity cautions readers not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the company undertakes no obligation to update such statements to reflect events that occur or circumstances that arise after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

99.1	Slide Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIDITY BIOSCIENCES, INC.

Date: August 9, 2024	By:	/s/ Michael F. MacLean
Michael F. MacLean
Chief Financial and Chief Business Officer